                                    FORM 8-A

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(B) OR (G) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                       AND

                        LISTING OF SUCH SECURITIES ON THE
                          NEW YORK STOCK EXCHANGE, INC.

                           TOLL BROTHERS FINANCE CORP.
                              TOLL BROTHERS, INC.*
           (Exact name of each registrant as specified in its charter)

  TOLL BROTHERS FINANCE CORP.- DELAWARE                                           TOLL BROTHERS FINANCE CORP.- 23-3097271
  TOLL BROTHERS, INC.- DELAWARE                                                   TOLL BROTHERS, INC.- 23-2416878
  --------------------------------------------------                              -----------------------------------------
  (State or other jurisdiction of                                                 (I.R.S. Employer Identification Number)
  incorporation of each registrant)

                              3103 PHILMONT AVENUE
                      HUNTINGDON VALLEY, PENNSYLVANIA 19006
   ---------------------------------------------------------------------------
                        (Address, including zip code, of
                    registrants' principal executive offices)

              SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(B)
               OF THE SECURITIES EXCHANGE ACT OF 1934 (THE "ACT"):

         TITLE OF EACH CLASS                                               NAME OF EACH EXCHANGE ON WHICH
         TO BE SO REGISTERED                                               EACH CLASS IS TO BE REGISTERED
-----------------------------------------                                  ------------------------------
   4.95% Senior Notes due 2014                                              New York Stock Exchange
   of Toll Brothers Finance Corp.

   Guarantees of 4.95% Senior                                               New York Stock Exchange
   Notes due 2014 of Toll Brothers
   Finance Corp. by Toll Brothers, Inc.
   and certain subsidiaries of Toll
   Brothers, Inc.*

                      *SEE TABLE OF ADDITIONAL REGISTRANTS

This form relates to the registration of a class of "debt securities," as defined in Rule 3a12-11(c) under the Act, pursuant to Section 12(b) of the Act and, pursuant to General Instruction A.(c) will be effective upon the later of the receipt by the Securities and Exchange Commission (the "Commission") of certification from the New York Stock Exchange or effectiveness of the Securities Act registration statement relating to the class of securities that are the subject of this registration statement. Toll Brothers, Inc., the parent guarantor of these debt securities, is subject to and in compliance with the reporting requirements under Section 12 or Section 15(d) of the Act.

The offer and sale of these securities are concurrently being registered with the Commission under the Securities Act of 1933 (the "Securities Act").

Securities Act registration statement file number to which this form relates (for any registration statement that the issuer is filing concurrently with this form): Registration Nos. 333-114544, 333-114544-01, 333-114544-02, 333-114544-03
and 333-114544-04.

All requisite approvals and authorizations have been received, and required supporting documents relating to this transaction have been filed with the New York Stock Exchange. Pursuant to the requirements of Section 12 of the Act, the registrants have duly caused the registration statement to be signed on their behalf by the undersigned, thereto duly authorized.

In connection with the issuance of these securities, the issuers have received opinions of counsel covering: the valid existence of the issuers; the due authorization of the debt securities subject to this application (the "Debt Securities"); the validity of the Debt Securities; the qualification of the indenture under the Trust Indenture Act of 1939, if applicable; and, the effectiveness of the securities under the Securities Act, or, if not registered, the reasons why not.

Registrants:  Toll Brothers Finance Corp.

                  Date: May 7, 2004
                       ------------------------

                  By: Joseph R. Sicree
                     --------------------------
                     Name:  Joseph R. Sicree
                     Title: Chief Accounting Officer

                  Toll Brothers, Inc.

                  Date: May 7, 2004
                       ------------------------

                  By: Joseph R. Sicree
                     --------------------------
                      Name:  Joseph R. Sicree
                      Title: Chief Accounting Officer

                  Additional Registrants (See Attached Table of Additional Registrants)

                  Date: May 7, 2004
                       ------------------------

                  By: Joseph R. Sicree
                     --------------------------
                       Name:  Joseph R. Sicree
                       Title: Designated Officer

                             Listing Application to
                          New York Stock Exchange, Inc.
                                   (637432-       )

The New York Stock Exchange, Inc. hereby authorizes the above referenced debt securities of Toll Brothers Finance Corp., Toll Brothers, Inc. and the other Additional Registrants listed herein, subject to official notice of issuance, and certifies to the Securities and Exchange Commission its approval for the listing and registration of such securities under the Act.


By:___________________________
   Janice O'Neill
   Vice President
   Corporate Compliance

                       TABLE OF ADDITIONAL REGISTRANTS(1)

                                          STATE OR OTHER
                                          JURISDICTION OF        I.R.S. EMPLOYER
EXACT NAME OF REGISTRANT AS SPECIFIED     INCORPORATION OR OF    IDENTIFICATION
   IN ITS CHARTER                         ORGANIZATION                NUMBER
-------------------------------------     -------------------    ---------------
Toll Holdings, Inc.                        Delaware                  23-2569047
Amwell Chase, Inc.                         Delaware                  23-2551304
Brentwood Investments I, Inc               Tennessee                 04-3602308
Bunker Hill Estates, Inc.                  Delaware                  23-2535037
Chesterbrooke, Inc.                        Delaware                  23-2485513
Connecticut Land Corp.                     Delaware                  23-2533514
Daylesford Development Corp.               Delaware                  23-2511943
Eastern States Engineering, Inc.           Delaware                  23-2432981
Fairway Valley, Inc.                       Delaware                  23-2432976
First Brandywine Finance Corp.             Delaware                  23-2737486
First Brandywine Investment Corp. II       Delaware                  23-2731790
First Brandywine Investment Corp. III      Delaware                  23-2820213
First Brandywine Investment Corp. IV       Delaware                  61-1443340
First Huntingdon Finance Corp.             Delaware                  23-2485787
Franklin Farms G.P., Inc.                  Delaware                  23-2486303
Frenchman's Reserve Country Club, Inc.     Florida                   56-2290261
HQZ Acquisitions, Inc.                     Michigan                  38-3149633
MA Limited Land Corporation                Delaware                  23-2523560
Maple Point, Inc.                          Delaware                  23-2551803
Maryland Limited Land Corporation          Delaware                  23-2499816
Mizner County Club, Inc.                   Florida                   23-2970622
Mountain View Country Club, Inc.           California                05-0567717
Polekoff Farm, Inc.                        Pennsylvania              23-2417142
The Silverman Building Companies, Inc.     Michigan                  38-3075345
SH Homes Corporation                       Michigan                  38-3392296
SI Investment Corporation                  Michigan                  38-3298884
Springfield Chase, Inc.                    Delaware                  23-2538985
Stewarts Crossing, Inc.                    Delaware                  23-2547222
TB Proprietary Corp.                       Delaware                  23-2485790
TB Proprietary LP, Inc.                    Delaware                  23-3066217
Tenby Hunt, Inc.                           Delaware                  23-2682947
Toll Development Company, Inc. (formerly
  Silverman Development Company, Inc.)     Michigan                  38-3180742


--------
(1) The address, including zip code, and telephone number, including area code, for each of the additional registrants is 3103 Philmont Avenue, Huntingdon Valley, Pennsylvania 19006, (215) 938-8000.

                                          STATE OR OTHER
                                          JURISDICTION OF        I.R.S. EMPLOYER
EXACT NAME OF REGISTRANT AS SPECIFIED     INCORPORATION OR OF    IDENTIFICATION
   IN ITS CHARTER                         ORGANIZATION                NUMBER
-------------------------------------     -------------------    ---------------
Toll AZ GP Corp.                            Delaware                23-2815680
Toll Bros., Inc.                            Pennsylvania            23-2417123
Toll Bros., Inc.                            Delaware                23-2600117
Toll Bros., Inc.                            Texas                   23-2896374
Toll Bros. of Arizona, Inc.                 Arizona                 23-2906398
Toll Bros. of North Carolina, Inc.          North Carolina          23-2777389
Toll Bros. of North Carolina II, Inc.       North Carolina          23-2990315
Toll Bros. of North Carolina III, Inc.      North Carolina          23-2993276
Toll Bros. of Tennessee, Inc.               Delaware                51-0385724
Toll Brothers AZ Construction Company
  (formerly Edmunds-Toll Construction
   Company)                                 Arizona                 23-2832024
Toll Brothers Real Estate, Inc.             Pennsylvania            23-2417116
Toll CA GP Corp.                            California              23-2748091
Toll CO GP Corp.                            Colorado                23-2978190
Toll Corp.                                  Delaware                23-2485860
Toll Finance Corp.                          Delaware                23-2978196
Toll FL GP Corp.                            Florida                 23-2796288
Toll IL GP Corp.                            Illinois                23-2967049
Toll Land Corp. No. 6                       Pennsylvania            23-2417134
Toll Land Corp. No. 10                      Delaware                23-2551776
Toll Land Corp. No. 20                      Delaware                23-2551793
Toll Land Corp. No. 43                      Delaware                23-2737488
Toll Land Corp. No. 45                      Delaware                23-2737050
Toll Land Corp. No. 46                      Delaware                23-2731483
Toll Land Corp. No. 47                      Delaware                23-2737359
Toll Land Corp. No. 48                      Delaware                23-2860557
Toll Land Corp. No. 49                      Delaware                23-2860562
Toll Land Corp. No. 50                      Delaware                23-2860513
Toll Land Corp. No. 51                      Delaware                23-2959185
Toll Land Corp. No. 52                      Delaware                23-2966099
Toll Land Corp. No. 53                      Delaware                23-2978200
Toll Land Corp. No. 55                      Delaware                23-2978124
Toll Land Corp. No. 56                      Delaware                23-2978119
Toll Land Corp. No. 58                      Delaware                23-3097273
Toll Land Corp. No. 59                      Delaware                23-3097278
Toll Land Corp. No. 60                      Delaware                23-3097277
Toll Management AZ Corp.                    Delaware                51-0385727
Toll Management VA Corp.                    Delaware                51-0385725
Toll MD Builder Corp.                       Maryland                20-0355148
Toll MI GP Corp.                            Michigan                23-2917543
Toll MN GP Corp.                            Minnesota               20-0099962
Toll NH GP Corp.                            New Hampshire           23-3048998
Toll NJ Builder Corp.                       New Jersey              74-3083211
Toll NJX-I Corp.                            Delaware                51-0413821

                                          STATE OR OTHER
                                          JURISDICTION OF        I.R.S. EMPLOYER
EXACT NAME OF REGISTRANT AS SPECIFIED     INCORPORATION OR OF    IDENTIFICATION
   IN ITS CHARTER                         ORGANIZATION                NUMBER
-------------------------------------     -------------------    ---------------
Toll NJX-II Corp.                           Delaware                51-0413826
Toll NJX-III Corp.                          Delaware                74-3083754
Toll NJX-IV Corp.                           Delaware                74-3083774
Toll NV GP Corp.                            Nevada                  23-2928710
Toll NC GP Corp.                            North Carolina          23-2760759
Toll OH GP Corp.                            Ohio                    23-2878722
Toll PA Builder Corp.                       Pennsylvania            87-0693313
Toll PA GP Corp.                            Pennsylvania            23-2687561
Toll PA II GP Corp.                         Pennsylvania            03-0395069
Toll Peppertree, Inc.                       New York                23-2709097
Toll Philmont Corporation                   Delaware                23-2526635
Toll Realty Holdings Corp. I                Delaware                23-2954512
Toll Realty Holdings Corp. II               Delaware                23-2954511
Toll Realty Holdings Corp. III              Delaware                23-2954510
Toll RI GP Corp.                            Rhode Island            23-3020194
Toll SC GP Corp.                            South Carolina          23-3094328
Toll TN GP Corp.                            Tennessee               23-2886926
Toll TX GP Corp.                            Delaware                23-2796291
Toll VA GP Corp.                            Delaware                23-2551790
Toll VA Member Two, Inc.                    Delaware                51-0385726
Toll Wood Corporation                       Delaware                23-2533529
Toll YL, Inc.                               California              23-2898272
Valley Forge Conservation Holding GP Corp.  Pennsylvania            73-1636768
Warren Chase, Inc.                          Delaware                23-2518740
Windsor Development Corp.                   Pennsylvania            23-2432983
Afton Chase, L.P.                           Pennsylvania            23-2760770
Audubon Ridge, L.P.                         Pennsylvania            23-2668976
Beaumont Chase, L.P.                        Pennsylvania            23-2910269
Belmont Land, L.P.                          Virginia                23-2810333
Bennington Hunt, L.P.                       New Jersey              23-2690596
Bernards Chase, L.P.                        New Jersey              23-2796287
Binks Estates Limited Partnership           Florida                 23-2796300
The Bird Estate Limited Partnership         Massachusetts           23-2883360
Blue Bell Country Club, L.P.                Pennsylvania            23-2668975
Branchburg Ridge, L.P.                      New Jersey              23-2918996
Brandywine River Estates, L.P.              Pennsylvania            23-2838421
Brass Castle Estates, L.P.                  New Jersey              23-2921715
Brentwood Investments, L.P.                 Tennessee               01-0616044
Bridle Estates, L.P.                        Pennsylvania            23-2855510
Broad Run Associates, L.P.                  Pennsylvania            23-2979479

                                          STATE OR OTHER
                                          JURISDICTION OF        I.R.S. EMPLOYER
EXACT NAME OF REGISTRANT AS SPECIFIED     INCORPORATION OR OF    IDENTIFICATION
   IN ITS CHARTER                         ORGANIZATION                NUMBER
-------------------------------------     -------------------    ---------------
Buckingham Woods, L.P.                      Pennsylvania            23-2689274
Bucks County Country Club, L.P.             Pennsylvania            23-2878689
CC Estates Limited Partnership              Massachusetts           23-2748927
Calabasas View, L.P.                        California              23-2785219
Charlestown Hills, L.P.                     New Jersey              23-2855658
Cheltenham Estates Limited Partnership      Michigan                23-2968590
Chesterbrooke Limited Partnership           New Jersey              23-2485378
Cobblestones at Thornbury, L.P.             Pennsylvania            23-2774674
Cold Spring Hunt, L.P.                      Pennsylvania            23-2702468
Coleman-Toll Limited Partnership            Nevada                  23-2928708
Concord Chase, L.P.                         Pennsylvania            23-2897949
Cortlandt Chase, L.P.                       New York                23-2928875
Delray Limited Partnership                  Florida                 23-2929049
Dolington Estates, L.P.                     Pennsylvania            23-2760781
Dominion Country Club, L.P.                 Virginia                23-2984309
Eagle Farm Limited Partnership              Massachusetts           23-2760777
The Estates at Brooke Manor Limited
 Partnership                                Maryland                23-2740412
Estates at Coronado Pointe, L.P.            California              23-2796299
Estates at Princeton Junction, L.P.         New Jersey              23-2760779
Estates at Rivers Edge, L.P.                New Jersey              23-2748080
Estates at San Juan Capistrano, L.P.        California              23-2796301
The Estates at Summit Chase, L.P.           California              23-2748089
Fairfax Investment, L.P.                    Virginia                23-2982190
Fairfax Station Hunt, L.P.                  Virginia                23-2680894
Fair Lakes Chase, L.P.                      Virginia                23-2955092
Fairway Mews Limited Partnership            New Jersey              23-2621939
Farmwell Hunt, L.P.                         Virginia                23-2822996
First Brandywine Partners, L.P.             Delaware                51-0385730
Franklin Oaks Limited Partnership           Massachusetts           23-2838925
Freehold Chase, L.P.                        New Jersey              23-2743988
Great Falls Hunt, L.P.                      Virginia                23-2719371
Great Falls Woods, L.P.                     Virginia                23-2963544
Greens at Waynesborough, L.P.               Pennsylvania            23-2740013

                                          STATE OR OTHER
                                          JURISDICTION OF        I.R.S. EMPLOYER
EXACT NAME OF REGISTRANT AS SPECIFIED     INCORPORATION OR OF    IDENTIFICATION
   IN ITS CHARTER                         ORGANIZATION                NUMBER
-------------------------------------     -------------------    ---------------
Greenwich Chase, L.P.                       New Jersey              23-2709793
Greenwich Station, L.P.                     New Jersey              23-2816336
Hockessin Chase, L.P.                       Delaware                23-2944970
Holland Ridge, L.P.                         New Jersey              23-2785227
Holliston Hunt Limited Partnership          Massachusetts           23-2922701
Hopewell Hunt, L.P.                         New Jersey              23-2838289
Huckins Farm Limited Partnership            Massachusetts           23-2740411
Hunter Mill, L.P.                           Virginia                23-2711430
Hunterdon Chase, L.P.                       New Jersey              23-2774673
Hunterdon Ridge, L.P.                       New Jersey              23-2944965
Huntington Estates Limited Partnership      Connecticut             23-2855662
Hurley Ridge Limited Partnership            Maryland                23-2954935
Kensington Woods Limited Partnership        Massachusetts           23-2701194
Knolls of Birmingham, L.P.                  Pennsylvania            23-2855656
Lakeridge, L.P.                             Pennsylvania            23-2740012
Lakeway Hills Properties, L.P.              Texas                   23-2838579
Laurel Creek, L.P.                          New Jersey              23-2796297
Loudoun Valley Associates, L.P.             Virginia                23-3025878
Mallard Lakes, L.P.                         Texas                   23-2796298
Manalapan Hunt, L.P.                        New Jersey              23-2806323
Marshallton Chase, L.P.                     Pennsylvania            23-2855525
Mill Road Estates, L.P.                     Pennsylvania            23-2774670
Montgomery Chase, L.P.                      New Jersey              23-2745356
Montgomery Oaks, L.P.                       New Jersey              23-2796292
Moorestown Hunt, L.P.                       New Jersey              23-2810335
Mount Kisco Chase, L.P.                     New York                23-2796641
NC Country Club Estates Limited Partnership North Carolina          23-2917299
Newport Ridge Limited Partnership           Michigan                38-3413877
Newtown Chase Limited Partnership           Connecticut             23-2818660
Northampton Crest, L.P.                     Pennsylvania            23-2944980
Northampton Preserve, L.P.                  Pennsylvania            23-2901212
Patriots, L.P.                              New Jersey              23-2941041
The Preserve at Annapolis Limited
 Partnership                                Maryland                23-2838510
The Preserve at Boca Raton Limited
 Partnership                                Florida                 23-2810339
Preston Village Limited Partnership         North Carolina          23-2806570
Princeton Hunt, L.P.                        New Jersey              23-2747998

                                          STATE OR OTHER
                                          JURISDICTION OF        I.R.S. EMPLOYER
EXACT NAME OF REGISTRANT AS SPECIFIED     INCORPORATION OR OF    IDENTIFICATION
   IN ITS CHARTER                         ORGANIZATION                NUMBER
-------------------------------------     -------------------    ---------------
Providence Hunt, L.P.                       Pennsylvania            23-2680892
Providence Plantation Limited Partnership   North Carolina          23-2855661
Regency at Dominion Valley, L.P.            Virginia                45-0497498
River Crossing, L.P.                        Pennsylvania            23-2855516
Rolling Greens, L.P.                        New Jersey              23-2855583
Rose Hollow Crossing Associates             Pennsylvania            23-2253629
Seaside Estates Limited Partnership         Florida                 23-2870057
Shrewsbury Hunt Limited Partnership         Massachusetts           23-2912930
Silverman-Toll Limited Partnership          Michigan                23-2986323
Somers Chase, L.P.                          New York                23-2855511
Somerset Development Limited Partnership    North Carolina          23-2785223
South Riding, L.P.                          Virginia                23-2994369
South Riding Amberlea LP                    Virginia                20-0383954
South Riding Partners, L.P.                 Virginia                23-2861890
South Riding Partners Amberlea LP           Virginia                20-0384024
Southlake Woods, L.P.                       Texas                   23-2869081
Southport Landing Limited Partnership       Connecticut             23-2784609
Springton Pointe, L.P.                      Pennsylvania            23-2810340
Stone Mill Estates, L.P.                    Pennsylvania            23-3013974
Stoney Ford Estates, L.P.                   Pennsylvania            23-2882087
Swedesford Chase, L.P.                      Pennsylvania            23-2939504
TBI/Heron Bay Limited Partnership           Florida                 23-2928874
TBI/Naples Limited Partnership              Florida                 23-2883354
TBI/Palm Beach Limited Partnership          Florida                 23-2891601
TB Proprietary, L.P.                        Delaware                23-3070158
Thornbury Knoll, L.P.                       Pennsylvania            23-2668410
Timber Ridge Investment Limited Partnership Michigan                38-3413876
Toll at Brier Creek Limited Partnership     North Carolina          23-2954264
Toll at Daventry Park, L.P.                 Ohio                    23-2897947
Toll at Payne Ranch, L.P.                   California              23-2833118
Toll at Princeton Walk, L.P.                New Jersey              23-2879954
Toll at Westlake, L.P.                      New Jersey              23-2963549
Toll at Whippoorwill, L.P.                  New York                23-2888554
Toll Bros. of Tennessee, L.P.               Tennessee               51-0386723
Toll Brothers AZ Limited Partnership
 (formerly Edmunds-Toll Limited
  Partnership)                              Arizona                 23-2815685
Toll Brothers Maryland II Limited
 Partnership                                Maryland                23-3027594
Toll CA, L.P.                               California              23-2963547
Toll CA II, L.P.                            California              23-2838417

                                          STATE OR OTHER
                                          JURISDICTION OF        I.R.S. EMPLOYER
EXACT NAME OF REGISTRANT AS SPECIFIED     INCORPORATION OR OF    IDENTIFICATION
   IN ITS CHARTER                         ORGANIZATION                NUMBER
-------------------------------------     -------------------    ---------------
Toll CA III, L.P.                           California              23-3031827
Toll CA IV, L.P.                            California              23-3029688
Toll CA V, L.P.                             California              23-3091624
Toll CA VI, L.P.                            California              23-3091657
Toll Cliffs Urban Renewal Company LP
  (formerly Toll Cliffs LP)                 New Jersey              20-0383861
Toll CO, L.P.                               Colorado                23-2978294
Toll Costa, L.P.                            California              81-0602065
Toll CT Limited Partnership                 Connecticut             23-2963551
Toll CT II Limited Partnership              Connecticut             23-3041974
Toll CT Westport Limited Partnership        Connecticut             23-3048964
Toll DE LP                                  Delaware                20-0660934
Toll-Dublin, L.P.                           California              23-3070669
Toll Estero Limited Partnership             Florida                 72-1539292
Toll FL Limited Partnership                 Florida                 23-3007073
Toll FL II Limited Partnership              Florida                 73-1657686
Toll FL III Limited Partnership             Florida                 20-0135814
Toll Ft. Myers Limited Partnership          Florida                 82-0559443
Toll Grove LP                               New Jersey              20-0215496
Toll Hudson LP                              New Jersey              20-0465460
Toll IL, L.P.                               Illinois                23-2963552
Toll IL II, L.P.                            Illinois                23-3041962
Toll IL III, L.P.                           Illinois                03-0382404
Toll IL HWCC, L.P.                          Illinois                75-2985312
Toll Jacksonville Limited Partnership       Florida                 20-0204373
Toll Land Limited Partnership               Connecticut             23-2709099
Toll Land IV Limited Partnership            New Jersey              23-2737490
Toll Land V Limited Partnership             New York                23-2796637
Toll Land VI Limited Partnership            New York                23-2796640
Toll Land VII Limited Partnership           New York                23-2775308
Toll Land IX Limited Partnership            Virginia                23-2939502
Toll Land X Limited Partnership             Virginia                23-2774670
Toll Land XI Limited Partnership            New Jersey              23-2796302
Toll Land XIII Limited Partnership          New York                23-2796304
Toll Land XIV Limited Partnership           New York                23-2796295
Toll Land XV Limited Partnership            Virginia                23-2810342
Toll Land XVI Limited Partnership           New Jersey              23-2810344
Toll Land XVII Limited Partnership          Connecticut             23-2815064
Toll Land XVIII Limited Partnership         Connecticut             23-2833240
Toll Land XIX Limited Partnership           California              23-2833171
Toll Land XX Limited Partnership            California              23-2838991
Toll Land XXI Limited Partnership           Virginia                23-2865738
Toll Land XXII Limited Partnership          California              23-2879949
Toll Land XXIII Limited Partnership         California              23-2879946
Toll Land XXV Limited Partnership           New Jersey              23-2867694
Toll Land XXVI Limited Partnership          Ohio                    23-2880687
Toll Marshall LP                            New Jersey              20-0215536
Toll MD Builder I, L.P.                     Maryland                20-0355209

                                          STATE OR OTHER
                                          JURISDICTION OF        I.R.S. EMPLOYER
EXACT NAME OF REGISTRANT AS SPECIFIED     INCORPORATION OR OF    IDENTIFICATION
   IN ITS CHARTER                         ORGANIZATION                NUMBER
-------------------------------------     -------------------    ---------------
Toll MD Limited Partnership                 Maryland                23-2963546
Toll MD II Limited Partnership              Maryland                23-2978195
Toll MD III Limited Partnership             Maryland                23-3044366
Toll MD IV Limited Partnership              Maryland                71-0890813
Toll MD V Limited Partnership               Maryland                81-0610742
Toll MI Limited Partnership                 Michigan                23-2999200
Toll MI II Limited Partnership              Michigan                23-3015611
Toll MI III Limited Partnership             Michigan                23-3097778
Toll MN, L.P.                               Minnesota               20-0099987
Toll Naval Associates                       Pennsylvania            23-2454576
Toll NH Limited Partnership                 New Hampshire           23-3048999
Toll NJ, L.P.                               New Jersey              23-2963550
Toll NJ II, L.P.                            New Jersey              23-2991953
Toll NJ III, L.P.                           New Jersey              23-2993263
Toll NJ IV, L.P.                            New Jersey              23-3038827
Toll NJ V, L.P.                             New Jersey              23-3091620
Toll NJ VI, L.P.                            New Jersey              23-3098583
Toll NJ Builder I, L.P.                     New Jersey              41-2089798
Toll Northville Limited Partnership         Michigan                23-2918130
Toll Northville Golf Limited Partnership    Michigan                23-2918224
Toll NV Limited Partnership                 Nevada                  23-3010602
Toll PA, L.P.                               Pennsylvania            23-2879956
Toll PA II, L.P.                            Pennsylvania            23-3063349
Toll PA III, L.P.                           Pennsylvania            23-3097666
Toll PA IV, L.P.                            Pennsylvania            23-3097672
Toll PA V, L.P.                             Pennsylvania            03-0395087
Toll PA VI, L.P.                            Pennsylvania            47-0858909
Toll PA VII, L.P.                           Pennsylvania            68-0533037
Toll PA VIII, L.P.                          Pennsylvania            20-0969010
Toll PA IX, L.P.                            Pennsylvania            20-0969053
Toll Park, LP                               New Jersey              20-0383903
Toll Peppertree, L.P.                       New York                23-2707709
Toll Plaza, L.P.                            Pennsylvania            20-0204322
Toll Reston Associates, L.P.                Delaware                23-3016263
Toll RI, L.P.                               Rhode Island            23-3020191
Toll RI II, L.P.                            Rhode Island            27-0043852
Toll SC, L.P.                               South Carolina          23-3094632
Toll SC II, L.P.                            South Carolina          82-0574725
Toll TX, L.P.                               Texas                   23-2984310
Toll TX II, L.P.                            Texas                   23-3090949
Toll VA, L.P.                               Virginia                23-2952674
Toll VA II, L.P.                            Virginia                23-3001131
Toll VA IV, L.P.                            Virginia                75-2972033
Toll VA V, L.P.                             Virginia                47-0887401
Toll Venice Limited Partnership             Florida                 71-0902794
Toll YL, L.P.                               California              23-3016250
Toll YL II, L.P.                            California              80-0014182

                                          STATE OR OTHER
                                          JURISDICTION OF        I.R.S. EMPLOYER
EXACT NAME OF REGISTRANT AS SPECIFIED     INCORPORATION OR OF    IDENTIFICATION
   IN ITS CHARTER                         ORGANIZATION                NUMBER
-------------------------------------     -------------------    ---------------
Trumbull Hunt Limited Partnership           Connecticut             23-2855529
Uwchlan Woods, L.P.                         Pennsylvania            23-2838958
Valley Forge Conservation Holding, L.P.     Pennsylvania            42-1537902
Valley Forge Woods, L.P.                    Pennsylvania            23-2699971
Valley View Estates Limited Partnership     Massachusetts           23-2760768
Village Partners, L.P.                      Pennsylvania            81-0594073
Waldon Preserve Limited Partnership         Michigan                38-3312737
Warwick Greene, L.P.                        Pennsylvania            23-2968960
Warwick Woods, L.P.                         Pennsylvania            23-2838950
Washington Greene Development, L.P.         New Jersey              23-2815640
West Amwell Limited Partnership             New Jersey              23-2570825
Whiteland Woods, L.P.                       Pennsylvania            23-2833125
Wichita Chase, L.P.                         Texas                   23-2855660
Willowdale Crossing, L.P.                   Pennsylvania            23-2879951
Wilson Concord, L.P.                        Tennessee               23-2887824
The Woods at Highland Lakes, L.P.           Ohio                    23-2948699
The Woods at Long Valley, L.P.              New Jersey              23-2889640
Wrightstown Hunt, L.P.                      Pennsylvania            23-2838487
Yardley Estates, L.P.                       Pennsylvania            23-2691658
60 Industrial Parkway Cheektowaga, LLC      New York                23-2796640**
2301 Fallston Road LLC                      Maryland                23-2963546**
Belmont Country Club I LLC                  Virginia                23-2810333**
Belmont Country Club II LLC                 Virginia                23-2810333**
Big Branch Overlook L.L.C.                  Maryland                23-2978195**
Brier Creek Country Club I LLC              North Carolina          23-2954264**
Brier Creek Country Club II LLC             North Carolina          23-2954264**
C.B.A.Z. Construction Company LLC           Arizona                 51-0385729**
C.B.A.Z, Holding Company LLC                Delaware                51-0385729
Component Systems I LLC                     Delaware                23-2600117**
Component Systems II LLC                    Delaware                23-2600117**
Creeks Farm L.L.C.                          Maryland                23-2978195**
Dominion Valley Country Club I LLC          Virginia                23-2984309**
Dominion Valley Country Club II LLC         Virginia                23-2984309**
ELB Investments I LLC                       Illinois                23-2963552**
ELB Investments II LLC                      Illinois                23-2963552**
FC Investments I LLC                        Massachusetts           23-2838925**
FC Investments II LLC                       Massachusetts           23-2838925**
Feys Property LLC                           Maryland                23-2978195**
First Brandywine LLC I                      Delaware                23-2485787**
First Brandywine LLC II                     Delaware                23-2485787**
First Brandywine LLC III                    Delaware                61-1443340**
First Brandywine LLC IV                     Delaware                61-1443340**
Frenchman's Reserve Realty, LLC             Florida                 23-2417123**
Golf I Country Club Estates
  at Moorpark LLC                           California              23-2963547**
Golf II Country Club Estates
  at Moorpark LLC                           California              23-2963547**

------------
** Uses Employer Identification Number used by its sole member.

                                          STATE OR OTHER
                                          JURISDICTION OF        I.R.S. EMPLOYER
EXACT NAME OF REGISTRANT AS SPECIFIED     INCORPORATION OR OF    IDENTIFICATION
   IN ITS CHARTER                         ORGANIZATION                NUMBER
-------------------------------------     -------------------    ---------------
Hawthorne Woods Country Club I LLC          Illinois              75-2985312**
Hawthorne Woods Country Club II LLC         Illinois              75-2985312**
High Point at Hopewell, LLC                 New Jersey            23-3098583**
Hunts Bluff LLC                             Maryland              23-2978195**
Lighthouse Point Land Company, LLC          Florida               20-0135814
Long Meadows TBI, LLC                       Maryland              23-3044366**
Manalapan Hunt Investments I LLC            New Jersey            23-2806323**
Manalapan Hunt Investments II LLC           New Jersey            23-2806323**
Mizner Realty, L.L.C.                       Florida               23-2417123**
Mountain View Country Club I LLC            California            23-3091624**
Mountain View Country Club II LLC           California            23-3091624**
Naples Lakes Country Club, L.L.C.           Florida               23-2883354**
Naples TBI Realty, LLC                      Florida               23-2417123**
Northville Hills Golf Club LLC              Michigan              23-2918224**
Nosan & Silverman Homes LLC                 Michigan              38-3208312
Palm Cove Golf & Yacht Club I LLC           Florida               23-3007073**
Palm Cove Golf & Yacht Club II LLC          Florida               23-3007073**
Palm Cove Marina I LLC                      Florida               23-3007073**
Palm Cove Marina II LLC                     Florida               23-3007073**
Regency at Denville LLC                     New Jersey            23-2810344**
Regency at Dominion Valley LLC              Virginia              23-2984309**
The Regency Golf Club I LLC                 Virginia              23-2984309**
The Regency Golf Club II LLC                Virginia              23-2984309**
The Ridges at Belmont Country Club I LLC    Virginia              23-2810333**
The Ridges at Belmont Country Club II LLC   Virginia              23-2810333**
RiverCrest Sewer Company, LLC               Pennsylvania          23-3097672**
Sapling Ridge, LLC                          Maryland              23-2978195**
South Riding Realty LLC                     Virginia              23-2861890**
SR Amberlea LLC                             Virginia              23-2861890**
SRH Investments I, LLC                      California            23-2879946**
SRH Investments II, LLC                     California            23-2879946**
Stoney Kill LLC                             New York              23-2796640**
Toll Brothers Realty Michigan II LLC        Michigan              23-2417123**
Toll Cedar Hunt LLC                         Virginia              23-2994369**
Toll DE X, LLC                              Delaware              23-3098760
Toll-Dublin, LLC                            California            23-3070669**
Toll Equipment, L.L.C.                      Delaware              23-2417123**
Toll FL I, LLC                              Florida               23-3007073
Toll Glastonbury LLC                        Connecticut           23-3041974**
Toll MD I, L.L.C.                           Maryland              23-2737488**
Toll NJ I, L.L.C.                           New Jersey            23-3091620**
Toll NJ II, L.L.C.                          New Jersey            23-3091620**
Toll NJ III, L.L.C.                         New Jersey            23-2417123**
Toll Plaza, LLC                             Pennsylvania          23-2526635
Toll Realty L.L.C.                          Florida               23-2417123**
Toll Reston Associates, L.L.C.              Delaware              23-2551790**
Toll VA L.L.C                               Delaware              51-0385728**
Toll VA III L.L.C.                          Virginia              23-2417123**
Toll Van Wyck LLC                           New York              23-2796637**
Virginia Construction Co. I, LLC            Virginia              23-2417123**
Virginia Construction Co. II, LLC           Virginia              23-2417123**

----------
** Uses Employer Identification Number used by its sole member.